Exhibit d(xxv)

USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

     Pursuant to Section 1(b) of the Advisory Agreement dated as of August 1, 2006, between USAA Mutual Funds Trust (the Trust) and USAA Investment Management Company (the Manager), please be advised that the Trust has established one new series of its shares, namely, the Global Opportunities Fund (the Fund), and please be further advised that the Trust desires to retain the Manager to render investment advisory services under the Advisory Agreement to the Funds at the fee stated below:

                              ADVISORY FEE SCHEDULE

                                      0.60%

     In addition, revised Schedule A to the Advisory Agreement reflecting the addition of the Fund to the Advisory Agreement is attached hereto as Exhibit A is hereby approved.

     Please state below whether you are willing to render such services at the fee stated above.

                                             USAA MUTUAL FUNDS TRUST


Attest: -----------------------              By:  ---------------------------
        Mark S. Howard                            Christopher W. Claus
        Secretary                                 President

Dated:

     We, as the sole shareholder of the above named Fund, do hereby approve the Advisory Agreement and are willing to render investment advisory services to the Global Opportunities Fund at the fee stated above. In addition, we approve Exhibit A hereto as revised Schedule A to the Advisory Agreement.

                                             USAA INVESTMENT MANAGEMENT
                                             COMPANY


Attest: ------------------------             By: ----------------------------
        Christopher P. Laia                      Clifford A. Gladson
        Assistant Secretary                      Senior Vice President

Dated:

                                    EXHIBIT A

                        SCHEDULE A TO ADVISORY AGREEMENT

                                LISTING OF FUNDS


NAME OF FUND

Aggressive Growth Fund
Balanced Strategy Fund
Capital Growth Fund
California Bond Fund
California Money Market Fund
Cornerstone Strategy Fund
Emerging Markets Fund
First Start Growth Fund
Global Opportunities Fund
GNMA Trust
Growth & Income Fund
Growth and Tax Strategy Fund
Growth Fund
High-Yield Opportunities Fund
Income Stock Fund
Income Fund
Intermediate-Term Bond Fund
Intermediate-Term Fund
International Fund
Long-Term Fund
Money Market Fund
New York Bond Fund
New York Money Market Fund
Precious Metals and Minerals Fund
Science & Technology Fund
Short-Term Bond Fund
Short-Term Fund
Small Cap Stock Fund
Target Retirement Income Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund
Target Retirement 2040 Fund
Target Retirement 2050 Fund
Tax Exempt Money Market Fund
Treasury Money Market Trust
Total Return Strategy Fund
Value Fund

Virginia Bond Fund
Virginia Money Market Fund
World Growth Fund

                                 Exhibit d(xxvi)

                                    FORM OF
                                 AMENDMENT NO. 2
                            TO SUB-ADVISORY AGREEMENT

     AMENDMENT NO. 2 made as of the 31st day of July 2008, to the Investment Subadvisory Agreement made as of the 2nd day of October 2006, as amended, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a registered investment adviser organized under the laws of the state of Delaware (Deutsche), with respect to services provided to series of USAA Mutual Funds Trust (the Trust).

     IMCO and Deutsche agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

     1. APPLICABLE FUND. IMCO hereby appoints Deutsche as an investment subadviser of the USAA Global Opportunities Fund on the terms and conditions set forth in the Agreement.

     2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Trust for which Deutsche is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

     3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Deutsche with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, IMCO and Credit Suisse have caused this Amendment No. 2 to be executed as of the date first set forth above.

Attest:                                      USAA INVESTMENT MANAGEMENT
                                             COMPANY


By:                                          By:
   ---------------------------------            -----------------------------
Name:    Mark S. Howard                      Name:   Christopher W. Claus
Title:   Secretary                           Title:  President

                                             By:
                                                 -----------------------------
                                             Name:   James P. Gradeless
                                             Title:  Authorized Signatory



Attest:                                      DEUTSCHE INVESTMENT MANAGEMENT
                                             AMERICAS INC.


By:                                          By:
     ------------------------------------         ----------------------------
Name:                                        Name:  Julie Abbett
Title:                                       Title:   Director


                                             By:
                                                 -----------------------------
                                             Name: Cynthia Nestle
                                             Title:  Managing Director

                                   SCHEDULE A



FUND                                                 EFFECTIVE DATE

BALANCED STRATEGY FUND                      OCTOBER 2, 2006

TOTAL RETURN STRATEGY FUND                  OCTOBER 2, 2006

GLOBAL OPPORTUNITIES FUND                   JULY 31, 2008

                                   SCHEDULE B

                                      FEES

                                              Rate per annum of the  average
                                              daily net assets
                                              of the Fund Accounts
                    FUND ACCOUNT
Balanced Strategy Fund                           0.15%*
Total Return Strategy Fund                       0.60%**
Global Opportunities Fund                        0.15%***




* Deutsche agrees that it will not seek to increase these fee rates during the period ending October 1, 2010 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

** Deutsche agrees that it will not seek to increase these fee rates during the period ending February 28, 2011 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

*** Deutsche agrees that it will not seek to increase these fee rates during the period ending July 31, 2011 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                               Exhibit d (xxvii)

                                    FORM OF
                                AMENDMENT NO. 1
                       TO INVESTMENT SUBADVISORY AGREEMENT

     AMENDMENT NO. 1 made as of the 31st day of July 2008, to the Investment Subadvisory Agreement made as of the 9th day of July 2007, as amended, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and QUANTITATIVE MANAGEMENT ASSOCIATES LLC, a limited liability company organized under the laws of the state of New Jersey and having its principal place of business in Newark, New Jersey (QMA), with respect to services provided to series of USAA Mutual Funds Trust (the Trust).

     IMCO and QMA agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

     1. APPLICABLE FUND. IMCO hereby appoints QMA as an investment subadviser of the USAA Global Opportunities Fund on the terms and conditions set forth in the Agreement.

     2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Trust for which QMA is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

     3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to QMA with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, IMCO and QMA have caused this Amendment No. 1 to be executed as of the date first set forth above.

Attest:                                      USAA INVESTMENT MANAGEMENT
                                             COMPANY


By:                                          By:
   ---------------------------------            -----------------------------
Name:    Mark S. Howard                      Name:   Christopher W. Claus
Title:   Secretary                           Title:  President

                                             By:
                                                 -----------------------------
                                             Name:   James P. Gradeless
                                             Title:  Authorized Signatory



Attest:                                      QUANTITATIVE MANAGEMENT
                                             ASSOCIATES LLC


By:                                          By:
     ------------------------------              ---------------------
Name:  Daniel Maloney                        Name:  Scott Hayward
Title:  Assistant Secretary                  Title: Chief Executive Officer

                                   SCHEDULE A



FUND                                         EFFECTIVE DATE

CORNERSTONE STRATEGY FUND                   JULY 9, 2007

GLOBAL OPPORTUNITIES FUND                   JULY 31, 2008

                                   SCHEDULE B

                                      FEES

   FUND ACCOUNT                                Rate per annum of the average
                                               daily net assets
                                               of the Fund Accounts

Cornerstone Strategy Fund*                               0.25%

Global Opportunities Fund**                              0.25%



* QMA agrees that it will not seek to increase this fee rate during the period ending July 8, 2011 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

** QMA agrees that it will not seek to increase this fee rate during the period ending July 30, 2012 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                               Exhibit d(xxviii)

                                     FORM OF
                                 AMENDMENT NO. 1
                       TO INVESTMENT SUBADVISORY AGREEMENT

     AMENDMENT NO. 1 made as of the 31st day of July 2008, to the Investment Subadvisory Agreement made as of the 1st day of October 2007, as amended, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and CREDIT SUISSE SECURITIES (USA) LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in New York, New York (Credit Suisse), with respect to services provided to series of USAA Mutual Funds Trust (the Trust).

     IMCO and Credit Suisse agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

     1. APPLICABLE FUND. IMCO hereby appoints Credit Suisse as an investment subadviser of the USAA Global Opportunities Fund on the terms and conditions set forth in the Agreement.

     2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Trust for which Credit Suisse is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

     3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Credit Suisse with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, IMCO and Credit Suisse have caused this Amendment No. 1 to be executed as of the date first set forth above.

Attest:                                      USAA INVESTMENT MANAGEMENT
                                             COMPANY


By:                                          By:
   ---------------------------------            ----------------------------
Name:   Mark S. Howard                       Name:  Christopher W. Claus
Title:  Secretary                            Title: President



                                             By:
                                                -----------------------------
                                             Name:   James P. Gradeless
                                             Title:  Authorized Signatory




Attest:                                      CREDIT SUISSE SECURITIES (USA) LLC


By:                                          By:
     ---------------------------                  ----------------------------
Name:   Kathy Chen                           Name:  Karlheinz Muhr
Title:  Director                             Title:   Managing Director

                                   SCHEDULE A


FUND                                        EFFECTIVE DATE

FIRST START GROWTH FUND                     OCTOBER 1, 2007

TOTAL RETURN STRATEGY FUND                  OCTOBER 1, 2007

BALANCED STRATEGY FUND                      OCTOBER 1, 2007

CORNERSTONE STRATEGY FUND                   OCTOBER 1, 2007

GLOBAL OPPORTUNITIES FUND                   JULY 31, 2008

                                   SCHEDULE B

                                      FEES



 TOTAL NOTIONAL AMOUNT FOR ALL FUND ACCOUNTS         ANNUAL SUBADVISORY FEE*

First $0.00 - $50,000,000.00                                0.23%
Next $50,000,000.01 - $250,000,000.00                       0.20%
Next $250,000,000.01 - $500,000,000.00                      0.12%
Next $500,000,000.01 - $2,000,000,000.00                    0.10%
Over $2,000,000,000.00                                      0.08%




* Credit Suisse agrees that it will not seek to increase these fee rates during the period ending October 1, 2010 for all funds other than the Global
Opportunities  Fund and July 31,  2011 for the  Global  Opportunities  Fund (the
Lock). This Lock does not limit the rights of the Funds' shareholders, the Funds' Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").

                                Exhibit d(xxix)

                                     FORM OF
                                 AMENDMENT NO. 1
                       TO INVESTMENT SUBADVISORY AGREEMENT

     AMENDMENT NO. 1 made as of the 31st day of July 2008, to the Investment Subadvisory Agreement made as of the 1st day of August 2006, as amended, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and THE BOSTON COMPANY ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Boston Company), with respect to services provided to series of USAA Mutual Funds Trust (the Trust).

     IMCO  and  Boston   Company  agree  to  modify  and  amend  the  Investment
Subadvisory Agreement described above (Agreement) as follows:

     1. APPLICABLE FUND. IMCO hereby appoints Boston Company as an investment subadviser of the USAA Global Opportunities Fund on the terms and conditions set forth in the Agreement.

     2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Trust for which Boston Company is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

     3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Boston Company with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, IMCO and Boston Company have caused this Amendment No. 1 to be executed as of the date first set forth above.
Attest:                                      USAA INVESTMENT MANAGEMENT
                                             COMPANY


By:                                          By:
   ---------------------------------            ----------------------------
Name:   Mark S. Howard                       Name:  Christopher W. Claus
Title:  Secretary                            Title: President



                                             By:
                                                -----------------------------
                                             Name:   James P. Gradeless
                                             Title:  Authorized Signatory



Attest:                                      THE BOSTON COMPANY ASSET
                                             MANAGEMENT, LLC


By:                                          By:
     ------------------------------------       -----------------------------
Name:                                        Name:  Corey A. Griffin
Title:                                       Title: Chief Executive Officer

                                   SCHEDULE A



FUND                                           EFFECTIVE DATE

EMERGING MARKETS FUND                       AUGUST 1, 2006

GLOBAL OPPORTUNITIES FUND                   JULY 31, 2008

                                   SCHEDULE B

                                      FEES

                     FUND ACCOUNT                 Rate per annum of the average
                                                      daily net assets
                                                    of the Fund Accounts

Emerging Markets Fund                                    0.69%

Global Opportunities Fund                                0.69%

                                 Exhibit d(xxx)

                                    FORM OF
                                 AMENDMENT NO. 1
                       TO INVESTMENT SUBADVISORY AGREEMENT

     AMENDMENT NO. 1 made as of the 31st day of July 2008, to the Investment Subadvisory Agreement made as of the 2nd day of October 2006, as amended, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and CREDIT SUISSE ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in New York, New York (Credit Suisse), with respect to services provided to series of USAA Mutual Funds Trust (the Trust).

     IMCO and Credit Suisse agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

     1. APPLICABLE FUND. IMCO hereby appoints Credit Suisse as an investment subadviser of the USAA Global Opportunities Fund on the terms and conditions set forth in the Agreement.

     2. SCHEDULE A. Schedule A to the Agreement, setting forth the Funds of the Trust for which Credit Suisse is appointed as an investment subadviser, is hereby replaced in its entirety by Schedule A attached hereto.

     3. SCHEDULE B. Schedule B to the Agreement, setting forth the fees payable to Credit Suisse with respect to each Fund, is hereby replaced in its entirety by Schedule B attached hereto.

     4. RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, IMCO and Credit Suisse have caused this Amendment No. 1 to be executed as of the date first set forth above.

Attest:                                      USAA INVESTMENT MANAGEMENT
                                             COMPANY


By:                                          By:
   ---------------------------------            ----------------------------
Name:   Mark S. Howard                       Name:  Christopher W. Claus
Title:  Secretary                            Title: President



                                             By:
                                                -----------------------------
                                             Name:   James P. Gradeless
                                             Title:  Authorized Signatory



Attest:                                      CREDIT SUISSE ASSET MANAGEMENT, LLC


By:                                          By:
     ---------------------------------          -------------------------------
Name:  Joseph Cherian                        Name:  M. Baldinger
Title: Managing Director                     Title: Managing Director

                                   SCHEDULE A


FUND                                         EFFECTIVE DATE

FIRST START GROWTH FUND                     OCTOBER 2, 2006

CORNERSTONE STRATEGY FUND                   OCTOBER 2, 2006

GLOBAL OPPORTUNITIES FUND                   JULY 31, 2008

                                   SCHEDULE B

                                      FEES

                                           Rate per annum of the  average
                                                  daily net assets
        FUND ACCOUNT                            of the Fund Accounts


Cornerstone Strategy Fund                                0.15%*
First Start Growth Fund                                  0.15%*
Global Opportunities Fund                                0.15%**



* Credit Suisse agrees that it will not seek to increase these fee rates during the period ending October 1, 2010 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in
Section 6 of the Agreement ("Duration and Termination of this Agreement").

** Credit Suisse agrees that it will not seek to increase these fee rates during the period ending July 31, 2011 (the Lock). This Lock does not limit the rights of the Fund's shareholders, the Fund's Board, or IMCO as set forth in Section 6 of the Agreement ("Duration and Termination of this Agreement").